Exhibit 3.6

CORPORATE ACCESS NUMBER: 2020465411

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMALGAMATION

KINDER MORGAN CANADA GP ULC

IS THE RESULT OF AN AMALGAMATION FILED ON 2017/05/29.

Articles of Amalgamation

For

KINDER MORGAN CANADA GP ULC

Share Structure:	THE ANNEXED SCHEDULE “A” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.

Share Transfers Restrictions:	THE ANNEXED SCHEDULE “B” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.

Number of Directors:

Min Number of Directors:	1

Max Number of Directors:	15

Business Restricted To:	NONE.

Business Restricted From:	NONE.

Other Provisions:	THE ANNEXED SCHEDULE “C” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.

Registration Authorized By:	DAX A. SANDERS
DIRECTOR

SCHEDULE “A”

(share structure)

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)                                 The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)                                 The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)                                  The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

1

SCHEDULE “B”

(restrictions on share transfers)

No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of a majority of the outstanding shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

1

SCHEDULE “C”

(other rules or provisions)

1.                                      The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.                                      Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.                                      The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.                                      The liability of each of the shareholders of the unlimited liability corporation for any liability, act or default of the unlimited liability corporation is unlimited in extent and joint and several in nature.

1

Amalgamate Alberta Corporation - Registration Statement

Alberta Registration Date: 2017/05/29

Corporate Access Number: 2020465411

Service Request Number:	27102054
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	KINDER MORGAN CANADA GP ULC
French Equivalent Name:
Nuans Number:
Nuans Date:
French Nuans Number:
French Nuans Date:

REGISTERED ADDRESS
Street:	855 - 2 STREET SW, SUITE 3500
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4J8

RECORDS ADDRESS
Street:	855 - 2 STREET SW, SUITE 3500
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4J8

ADDRESS FOR
SERVICE BY MAIL
Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:

THE ANNEXED SCHEDULE “A” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Share Transfers Restrictions:	THE ANNEXED SCHEDULE “B” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Number of Directors:
Min Number Of Directors:	1
Max Number Of
Directors:	15
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ANNEXED SCHEDULE “C” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.

Professional Endorsement
Provided:
Future Dating Required:
Registration Date:	2017/05/29

Director

Last Name:	KEAN
First Name:	STEVEN
Middle Name:	J.
Street/Box Number:	1001 LOUISIANA STREET, SUITE 1000
City:	HOUSTON
Province:	TEXAS
Postal Code:	77002
Country:
Resident Canadian:
Named On Stat Dec:

Last Name:	RITCHIE
First Name:	GORDON
Middle Name:	M.
Street/Box Number:	300 - 5 AVENUE SW, SUITE 2700
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 5J2
Country:

Resident Canadian:	Y
Named On Stat Dec:

Last Name:	SANDERS
First Name:	DAX
Middle Name:	A.
Street/Box Number:	1001 LOUISIANA STREET, SUITE 1000
City:	HOUSTON
Province:	TEXAS
Postal Code:	77002
Country:
Resident Canadian:
Named On Stat Dec:	Y

Last Name:	WADE
First Name:	BROOKE
Middle Name:
Street/Box Number:	300 - 5 AVENUE SW, SUITE 2700
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 5J2
Country:
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	DANG
First Name:	KIMBERLY
Middle Name:	A.
Street/Box Number:	1001 LOUISIANA STREET, SUITE 1000
City:	HOUSTON
Province:	TEXAS
Postal Code:	77002
Country:
Resident Canadian:
Named On Stat Dec:

Last Name:	FOURNIER
First Name:	DANIEL
Middle Name:	P.E.

Street/Box Number:	855 - 2 STREET SW, SUITE 3500
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4J8
Country:
Resident Canadian:	Y
Named On Stat Dec:

Amalgamating Corporation

Corporate Access Number	Legal Entity Name
2020431512	2043151 ALBERTA ULC
2020431736	KINDER MORGAN CANADA GP ULC

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Restrictions on Share Transfers	ELECTRONIC	2017/05/29
Statutory Declaration	10000907103489903	2017/05/29
Share Structure	ELECTRONIC	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29

Registration Authorized By:	DAX A. SANDERS
DIRECTOR

SCHEDULE “A”

(share structure)

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)           The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)           The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)           The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

1

SCHEDULE “B”

(restrictions on share transfers)

No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of a majority of the outstanding shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

1

SCHEDULE “C”

(other rules or provisions)

1.                                      The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.             Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.             The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.             The liability of each of the shareholders of the unlimited liability corporation for any liability, act or default of the unlimited liability corporation is unlimited in extent and joint and several in nature.

1

10000907103489903

2020465411

CANADA	)	IN THE MATTER of the Business Corporations Act
	)	(Alberta) and the amalgamation of Kinder Morgan
PROVINCE OF ALBERTA	)	Canada GP ULC and 2043151 Alberta ULC
)
)
TO WIT:	)

I, Dax A. Sanders, of the City of Houston, in the State of Texas, solemnly declare that:

1.                                      I am a proposed director of the amalgamated corporation to be formed as a result of the proposed amalgamation of Kinder Morgan Canada GP ULC and 2043151 Alberta ULC, and as such have personal knowledge of the matters herein declared to.

2.                                      I have conducted such examinations and have made such enquiries and investigations as are necessary to enable me to make this declaration. I have satisfied myself that there are reasonable grounds for believing that:

(a)                                 the amalgamated corporation will be able to pay its liabilities as they become due;

(b)                                 the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)                                  no creditor will be prejudiced by the amalgamation.

AND I MAKE this solemn declaration conscientiously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Alberta Evidence Act, RSA 2000 cA-18.

DECLARED BEFORE me at the City of	)
Calgary, in the Province of Alberta, this	)
27th day of May, 2017.	)
)
	)	/s/ Dax A. Sanders
	)	DAX A. SANDERS
/s/ Ky Kvisle	)
A Notary Public in and for	)
the Province of Alberta	)
Ky Kvisle
Barrisfer & Solicitor

2020465411

Articles of Amalgamation

Business Corporations Act

Section 185

1.                Name of Amalgamated Corporation

KINDER MORGAN CANADA GP ULC

2.  The classes of shares, and any maximum number of shares that the corporation is authorized to issue:

The annexed Schedule “A” is incorporated into and forms part of this form.

3.  Restrictions on share transfers (if any):

The annexed Schedule “B” is incorporated into and forms part of this form.

4.                Number, or minimum and maximum number of directors:

Minimum: One (1); Maximum: Fifteen (15).

5.                If the corporation is restricted FROM carrying on a certain business or restricted TO carrying on a certain business, specify the restriction(s):

None.

6.                Other provisions (if any):

The annexed Schedule “C” is incorporated into and forms part of this form.

7.                Name of Amalgamating Corporations

Corporate Access Number
Kinder Morgan Canada GP ULC	2020431736
2043151 Alberta ULC	2020431512

Dax A. Sanders	/s/ Dax A. Sanders
Name of Person Authorizing (please print)	Signature

Director	May 29, 2017
Title (please print)	Date

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy-Coordinator for the Alberta Government, Box 3140, Edmonton, Alberta T5J 2G7, (780) 427-7013.

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

MAY 29 2017

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

SCHEDULE “A”

(share structure)

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)                                  The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)                                 The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)                                  The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

SCHEDULE “B”

(restrictions on share transfers)

No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of a majority of the outstanding shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

SCHEDULE “C”

(other rules or provisions)

1.                                      The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.                                      Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.                                      The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.                                      The liability of each of the shareholders of the unlimited liability corporation for any liability, act or default of the unlimited liability corporation is unlimited in extent and joint and several in nature.

Notice of Address or Notice of

Change of Address

Business Corporations Act

Section 20

1.	Name of Corporation	2. Corporate Access Number

	KINDER MORGAN CANADA GP ULC	2020465411

3.   Address of Registered Office (P. O. Box number can only be used by a Society)

Street	City/Town	Province	Postal Code
855 – 2 Street SW, Suite 3500	Calgary	Alberta	T2P 4J8

OR

Legal Land Description	Section	Township	Range	Meridian

4.   Records Office (P.O. Box number cannot be used)

Street	City /Town	Province	Postal Code
855 – 2 Street SW, Suite 3500	Calgary	Alberta	T2P 4J8

OR

Legal Land Description	Section	Township	Range	Meridian

5.   Address for Service by Mail (if different from Item 3)

NOTE: If this is a change, please read instructions carefully.

Post Office Box Only	City/Town	Province	Postal Code
Not Applicable.

/s/ Dax A. Sanders	Dax A. Sanders	May 29, 2017
Authorized Signature	Name of Person Authorizing (please print)	Date

	Not Applicable.	Director
Telephone Number (daytime)	Identification	Title (please print)

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy Coordinator for the Alberta Government, Box 3140, Edmonton, Alberta T5J 2G7, (780) 427-7013.

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

MAY 29 2017

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

Notice of Directors or

Notice of Change of Directors

Business Corporations Act

Sections 106, 113 and 289

1.	Name of Corporation	2.Corporate Access Number

	KINDER MORGAN CANADA GP ULC	2020465411

3.The following persons were appointed Director(s) on:
year/month/day

Name of Director (Last, First, Second)	Mailing Address (including postal code)	Resident Canadian?
See Below

4.The following persons ceased to hold office as Director(s) on:	n/a
year/month/day

Name of Director (Last, First, Second)	Mailing Address (including postal code)
Not Applicable.

5.As of this date, the Director(s) of the corporation are:

Name of Director (Last, First, Second)	Mailing Address (including postal code)	Resident Canadian?
Kean, Steven J.	1001 Louisiana Street, Suite 1000, Houston, Texas 77002	No
Dang, Kimberly A.	1001 Louisiana Street, Suite 1000, Houston, Texas 77002	No
Fournier, Daniel P.E.	855 — 2 Street SW, Suite 3500, Calgary, Alberta T2P 4J8	Yes
Sanders, Dax A.	1001 Louisiana Street, Suite 1000, Houston, Texas 77002	No
Ritchie, Gordon M.	300 — 5 Avenue SW, Suite 2700, Calgary, Alberta T2P 5J2	Yes
Wade, Brooke	300 — 5 Avenue SW, Suite 2700, Calgary, Alberta T2P 5J2	Yes

6. To be completed only by Alberta Corporations:

Are at least ¼ of the members of the Board of Directors resident Canadians?	☒ Yes ☐ No

/s/ Dax A. Sanders	Dax A. Sanders	May 29, 2017
Authorized Signature	Name of Person Authorizing (please print)	Date

	Not Applicable.	Director
Telephone Number (daytime)	Identification	Title (please print)

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this information can be directed to the Freedom of Information and Protection of Privacy Coordinator for the Alberta Government, Box 3140, Edmonton, Alberta T5J 2G7, (780) 427-7013.

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

MAY 29 2017

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

CORPORATE ACCESS NUMBER: 2020465411

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT AND REGISTRATION

OF RESTATED ARTICLES

KINDER MORGAN CANADA GP INC.

AMENDED ITS ARTICLES ON 2017/05/29.

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2017/05/29

Service Request Number:	27102998
Corporate Access Number:	2020465411
Legal Entity Name:	KINDER MORGAN CANADA GP ULC
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	KINDER MORGAN CANADA GP INC.
New French Equivalent Name:
Nuans Number:	120183846
Nuans Date:	2017/03/22
French Nuans Number:
French Nuans Date:

Share Structure:	THE ANNEXED SCHEDULE “A” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Share Transfers Restrictions:	THE ANNEXED SCHEDULE “B” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	15
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ANNEXED SCHEDULE “C” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
BCA Section/Subsection:	173(1)(A),(M.1)&(N)

Professional Endorsement Provided:
Future Dating Required:

1

Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Restrictions on Share Transfers	ELECTRONIC	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29
Statutory Declaration	10000907103489903	2017/05/29
Share Structure	ELECTRONIC	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29

Registration Authorized By: SCOTT STONESS

OFFICER

2

SCHEDULE “A”

(share structure)

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)                                 The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)                                 The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)                                  The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

1

SCHEDULE “B”

(restrictions on share transfers)

No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of a majority of the outstanding shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

1

SCHEDULE “C”

(other rules or provisions)

1.                                      The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.                                      Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.                                      The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.                                      The Corporation has a lien on the shares of a shareholder or his legal representative for a debt of that shareholder to the Corporation, provided that such lien shall be released in respect of shares transferred by such shareholder (or his legal representative) as permitted pursuant to the terms of these Articles or any unanimous shareholders agreement in respect of the Corporation.

1

2020465411

Alberta Reservation Report

Rapport pour réservation en Alberta

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 1 of/de 7	2017-03-22
NAICS codes/ codes SCIAN:	Alternate spelling/Variante orthographique:

COMPANY NAME / NOM DE L’ENTREPRISE

JUR NO.
BUS./ACT.		DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
Kinder Morgan Canada GP Inc.
AB	120183846	2017-03-22				Prop.ACCUCA

KINDER MORGAN CANADA COMPANY
AB	2117458253	2013-05-01	HALIFAX	NS	EP_Corp	Active

KINDER MORGAN CANADA LIMITED
AB	120175839	2017-03-10				Prop.ACCUCA

KINDER MORGAN CANADA INC.
AB	2010166516	2002-11-12	CALGARY		Bus_Corp	Active	2010-01-30

KINDER MORGAN CANADA COMPANY
AB	219148491	2001-01-15	HALIFAX	NS	EP_Corp	Cancelled	2013-05-01

KINDER MORGAN CANADA PIPELINES INC.
AB	2010166516	2002-11-12	CALGARY		Bus_Corp	Historic	2005-12-08

KINDER MORGAN CANADA TERMINALS ULC
AB	2012383929	2006-04-26	CALGARY		Bus_Corp	Historic	2008-01-14

KINDER MORGAN UTOPIA LTD.
AB	2019763123	2016-06-16	CALGARY		Bus_Corp	Active

KINDER MORGAN CANADA TERMINALS LIMITED PARTNERSHIP
AB	LP16079907	2011-05-19			LP	Dissolved	2017-02-02

KINDER MORGAN HEARTLAND ULC
AB	2010499289	2003-06-02	CALGARY		Bus_Corp	Active	2007-04-12

KINDER MORGAN COCHIN ULC
AB	210088969	1970-01-05	HALIFAX	NS	EP_Corp	Active	2007-05-08

KINDER MORGAN LOGISTICS
AB	TN18429860	2014-08-22			TradeName	Active

KINDER MORGAN CANADA C02 ULC
AB	2013190067	2007-04-30	CALGARY		Bus_Corp	Dissolved	2016-12-01

KINDER MORGAN BISON ULC
AB	208818278	2000-05-25	CALGARY		Bus_Corp	Dissolved	2016-12-01

KINDER MORGAN BC TERMINALS ULC
AB	2013020439	2007-02-20	CALGARY		Bus_Corp	Historic	2007-10-18

KINDER MORGAN EDMONTON TERMINALS ULC
AB	2012383929	2006-04-26	CALGARY		Bus_Corp	Amlgmtd	2011-01-01

KINDER MORGAN FINANCE COMPANY, ULC
AB	2011972177	2005-10-07	CALGARY		Bus_Corp	Cnttn_Out	2008-05-22

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à I’usage du présent rapport incombe entiérement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada	ELECTRONICALLY FILED WITH ALBERTA REGISTRIES ON MAY 29 2017 by BLAKE, CASSELS & GRAYDON LLP Corporate Services

Alberta Reservation Report

Rapport pour réservation en Alberta

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 2 of/de 7	2017-03-22
NAICS codes/ codes SCIAN:	Alternate spelling/Variante orthographique:

COMPANY NAME/NOM DE L’ENTREPRISE

JUR NO.
BUS./ACT.		DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MORGAN CONTRACTING
AB	TN6555676	1995-05-23			TradeName	Active

MORGAN CONTRACTING
AB	TN10647659	2003-09-05			TradeName	Active

MORGAN BANK OF CANADA (RECEIVABLES PURCHASE FINANCING) LTD.-
CD	1264362	1982-01-20	TORONTO		CBCA	Dissolved	2001-07-23

JACKSON-MORGAN CONTRACTING
AB	TN12769303	2006-10-24			TradeName	Active

JACKSON-MORGAN CONTRACTING
AB	TN12652202	2006-09-01			TradeName	Active

MORGAN RUEMPER CONTRACTING LTD.
AB	2118665617	2014-12-22	KAMLOOPS	BC	EP_Corp	Active

ZACH MORGAN CONTRACTING LTD.
AB	2012476210	2006-06-06	NACMINE		Bus_Corp	Active

DAN MORGAN CONTRACTING LTD.
AB	204030456	1989-05-31	GRANDE PRAIRIE		Bus_Corp	Active	1992-04-24

MORGANS COUNTRY CORINER
AB	CRY068840	1982-11-05			Ptnrshp	Active

W.E. MORGAN CONTRACTOR
AB	CAL007903	1949-04-16			TradeName	Active

COUNTRY ROSE MORGANS
AB	TN18525907	2014-10-07			TradeName	Active

MORGAN WINDOW AND DOOR CONTRACTING
AB	TN18766576	2015-02-07			TradeName	Active

KINGSETT REAL ESTATE MORTGAGE GP NO. 3 INC.
AB	2112949413	2007-01-18	TORONTO	CD	EP_Corp	Active

KingSett Real Estate Mortgage GP No. 3 Inc.
CD	6694217	2007-01-10	Toronto		CBCA	Active	2007-01-10

KINDERMUSIC WITH CATHY MORSE
AB	TN12440780	2006-05-20			TradeName	Active

ROMAN MORGAN CONTRACTING INCORPORATED
AB	2016351963	2011-10-13	CALGARY		Bus_Corp	Struck	2016-04-02

MORGAN INTERIOR CONTRACTING LTD.
AB	203386867	1985-11-05			Bus_Corp	Historic	1991-11-19

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à I’usage du présent rapport incombe entiérement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada

Alberta Reservation Report

Rapport pour réservation en Alberta

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 3 of/de 7	2017-03-22
NAICS codes/ codes SCIAN:	Alternate spelling/Variante orthographique:

COMPANY NAME/NOM DE L’ENTREPRISE

JUR NO.
BUS./ACT.		DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
MORGAN ISLEY CONTRACTING INC.
AB	2015447267	2010-06-25	GRANDE PRAIRIE		Bus_Corp	Historic	2014-01-17

KINGSETT REAL ESTATE MORTGAGE GP NO. 1 INC.
AB	2112422510	2006-05-12	TORONTO	CD	EP_Corp	Historic	2010-10-14

KINGSTREET REAL ESTATE MORTGAGE GP NO. 1 INC.
AB	2112422510	2006-05-12	TORONTO	CD	EP_Corp	Historic	2006-11-28

ST. MARY’S KINDERGARTEN ASSOCIATION (VEGREVILLE)
AB	502419682	1980-04-28			Society	Historic	1985-09-18

MORLEY TRAIL KINDERGARTEN
AB	500078084	1974-06-26			Society	Struck	1977-09-30

THE AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS CANADA REGION SOCIETY
AB	5018081934	2014-02-18	CALGARY		Society	Active

Les méres contre I’alcool au volant (MADD Canada)
CD	2500639		OAKVILLE		NPCorpAct	Active	1998-04-02

MORGANA WOODWORK AND CONTRACTING LTD.
CD	1115448	1981-03-30	WESTON		CBCA	Dscntd	1999-08-24

MOTHERS AGAINST DRUNK DRIVING (MADD CANADA) - LES MERES CONTRE L’ALCOOL AU VOLANT (MADD CANADA)
AB	5311472657	2005-01-13	MISSISSAUGA	CD	EP_N Prft	Active	2011-06-22

MORGONZ CONTRACTING INC.
AB	2018949715	2015-05-05	EDMONTON		Bus_Corp	Active

MORAL RE-ARMAMENT IN CANADA/REARMEMENT MORAL AU CANADA
AB	539021055	2000-10-23	OTTAWA	CD	EP_N Prft	Historic	2003-11-06

MORGRAY CONTRACTING LTD.
AB	2016512119	2012-01-09	WETASKIWIN		Bus_Corp	Active

MR C’S ENTERPRISES
AB	TN5988290	1994-02-16			TradeName	Active

G.W.B. MEIER CONTRACTING
AB	TN9559899	2001-10-12			TradeName	Active

BARBARA G’S COUNTRY DECOR & MORE
AB	TN13405022	2007-07-31			TradeName	Active

KENT MORROW CONTRACTING INC.
AB	2017544905	2013-06-12	PONOKA		Bus_Corp	Active

MARY C. ANDERSON NEW HOME SALES
AB	TN8753303	2000-04-12			TradeName	Active

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à I’usage du présent rapport incombe entiérement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada

Alberta Reservation Report

Rapport pour réservation en Alberta

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 4 of/de 7	2017-03-22
NAICS codes / codes SCIAN:	Alternate spelling/Variante orthographique:

COMPANY NAME/NOM DE L’ENTREPRISE

JUR NO.
BUS./ACT.		DATE	CITY/VILLE	EP	TYPE	STATUS/STATUT	STAT.DATE/DATE STAT.
SOCIETY OF THE CANADA REGION OF THE AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS
AB	5010424769	2003-04-11	CALGARY		Society	Struck	2007-10-02

KINUSO MERCANTILE LTD.
AB	2011449531	2005-01-01	EDMONTON		Bus_Corp	Active

J K MURRAY CONTRACTING LTD
AB	200214815	1957-06-19			Bus_Corp	Struck	1971-12-31

MR. C. ENTERPRISES LTD.
AB	203778238	1988-01-08	EDMONTON		Bus_Corp	Struck	1990-07-01

G & G MEIER CONTRACTING
AB	PT11657608	2005-04-20			Ptnrshp	Dissolved	2007-08-04

MORRIS AND GOLDIE CANTOR HOLDINGS INC.
CD	1812700	1984-12-12	Toronto		CBCA	Active	1987-06-15

KINGSETT MORTGAGE CORPORATION
AB	2112422510	2006-05-12	TORONTO	CD	EP_Corp	Active	2010-10-14

KING MORTGAGE LTD.
AB	202080941	1979-02-08	EDMONTON		Bus_Corp	Active

KINGSETT MORTGAGE CORPORATION
AB	2112422510	2006-05-12	TORONTO	CD	EP_Corp	Active	2010-10-14

KINGSETT MORTGAGE CORPORATION
CD	6563431	2006-05-03	Toronto		CBCA	Active	2010-10-01

KING MORTGAGE LTD.
AB	202080941	1979-02-08	EDMONTON		Bus_Corp	Active

K M R GENERAL RENOVATIONS AND PAINTING CONTRACTORS LTD.
AB	2010106678	2002-10-03	CALGARY		Bus_Corp	Active

KINGSMITH MERCANTILES ALBERTA LTD.
AB	2019439351	2016-01-13	EDMONTON		Bus_Corp	Active

KINGSLEY MYERS CONSULTING
AB	TN14356174	2008-11-03			TradeName	Active

M.I.E.R CONTRACTING LTD.
AB	2017129327	2012-11-15	EDSON		Bus_Corp	Active	2013-04-03

MARCON CONTRACTING LTD.
AB	2015923739	2011-03-09	BONNYVILLE		Bus_Corp	Active

MRA CONTRACTING LTD.
AB	2018754248	2015-02-02	FORT MCMURRAY		Bus_Corp	Active

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à I’usage du présent rapport incombe entiérement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada

Trademark Report Rapport des marques de commerce

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 5 of/de 7	2017-03-22
Nice classes/classification Nice:	Alternate spelling/Variante orthographique:

* This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce

TRADEMARK/MARQUE DE COMMERCE

AP. NO. / NO. AP.				OWNER/PROPRIETAIRE
GOODS/PRODUITS	REG. NO. /NO. ENR.	REG. DATE /DATE. ENR.	STATUS/STATUT	CLASSES
Kinder Morgan Canada & Design				Kinder Morgan, Inc.
1447842	TMA804207	2011-08-11	Registerd	39
Operation of petroleum products pipelines and storage facilities for...
KINDER MORGAN				Kinder Morgan, Inc.
1479254	TMA804453	2011-08-15	Registerd	39
Transportation by pipeline and terminalling of natural gas liquids,…
KINDER MORGAN AND DESIG				Kinder Morgan, Inc.
1479255	TMA804454	2011-08-15	Registerd	39
Transportation by pipeline and terminalling of natural gas liquids,…
KINDER MORGAN				Kinder Morgan, Inc.
1292438	TMA705320	2008-01-22	Registerd	39
Operation of petroleum products pipelines and storage facilities for…
KINDER MORGAN & DESIGN				Kinder Morgan, Inc.
1292439	TMA701648	2007-11-26	Registerd	39
Operation of petroleum products pipelines and storage facilities for…
Canada’s Award Winning Mortgage Broker				Canada Call Centre Corp
1491470	TMA		Aband-36	36
Mortgage brokerage services.
SHOU ME YOUR KINDNESS				2472586 ONTARIO LTD.
1743558	TMA948466	2016-09-06	Registerd	43
Catering services for special events for charitable organizations
MR. KINDLING				MR. KINDLING INC.,
0552211	TMA326295	1987-04-10	Expunged	04,06,08,09...
Firewood, both natural and kiln dried, and Delivery of…
MORE KINDS OF WHALES MORE OFTEN THAN ANYWHERE ELSE				HER MAJESTY THE QUEEN I
0911454	TMA		Advertisd	01,02,03,04...

NO MORE KINKS!				GARANT GP, société en n
1415293	TMA764957	2010-04-26	Registerd	17
Watering hoses.
MR KINGS				A AND K LICK A CHICK FR
0458307	TMA258332	1981-05-01	Expunged	43
Restaurant services.
COUNTRY MORNING				FEDERATED CO-OPERATIVES
0369537	TMA206728	1975-04-25	Registerd	29,30,31,35...
Fresh and processed meats and poultry. (2) Eggs.... Operation of a...
MORE CONTROL. LESS RISK.				St. Jude Medical, Inc.
1395094	TMA821034	2012-03-29	Registerd	09,10,41,42...
Computer software for use with medical equipment... Providing...
CEMENT CONTROL MARGIN				CSD Connection Systems
1696171	TMA936580	2016-05-02	Registerd	10,40,42,45
Dental implants, dental prostheses, dental…Licensing of...
Mortgage Advice You Can Trust				6356591 Canada Inc.
1367364	TMA		Aband-36	09,14,16,18...
Calculators, vests, blankets, mugs, plastic bags,… Financial...
DMG MORI Thermal Control				DECKEL MAHO PFRONTEN GM
1707500	TMA		Searched	07,09,42
Metal working machines and tools; Machine… Design of...
BICYCLE AND KING ON BICYCLE DESIGN				INTERNATIONAL PLAYING C
0990989	NFLD000989	1921-03-15	Registerd	28
PLAYING CARDS OF ALL KINDS

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à I’usage du présent rapport incombe entiérement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada

Trademark Report

Rapport des marques de commerce

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 6 of/de 7	2017-03-22
Nice classes/classification Nice:	Alternate spelling/Variante orthographique:

* This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce

TRADEMARK / MARQUE DE COMMERCE

AP.NO. / NO. AP.				OWNER / PROPRIÉTAIRE
GOODS/PRODUITS	REG. NO. / NO. ENR.	REG. DATE / DATE. ENR.	STATUS/ STATUT	CLASSES
MORE LEADS. MORE CONTROL. MORE RESULTS.				Reynolds and Reynolds H
1206571	TMA633834	2005-02-25	Registerd	09
Computer software, namely, a web-based statistical reporting and...
MADD Les mères contre I’alcool au volant & Design				MOTHERS AGAINST DRUNK D
1133624	TMA704552	2008-01-11	Registerd	41,42,45
Association services, namely, promoting the interests of individuals...
LES MÈRES CONTRE L'ALCOOL AU VOLANT				MOTHERS AGAINST DRUNK D
1185914	TMA682915	2007-03-05	Registerd	41,42,45
Association services, namely, promoting the interests of individuals...
Feuille de Lys avec un contour marocain				COUSMOS INC
1826260	TMA		Formalizd	21,29,30
kimchi [plat à base de légumes fermentés]; plat d¿accompagnement au...
MORTGAGE CONTROL AND DESIGN				JEN-AN FINANCIAL SERVIC
0660845	TMA		Abandoned	36
Mortgage brokerage business, which use consists of advising...
COUNTRY MORNING				LAND O’ LAKES, INC.,
0458047	TMA		Abandoned	29
Frozen egg preparation, butter, margarine, mixtures of butter and...
COUNTRY MORNING				S.C. JOHNSON & SON, INC
0697472	TMA		Aband40-3	05
Air fresheners.
COUNTRY MORNING				AVON CANADA INC.
0312238	TMA166834	1969-12-12	Expunged	03
Talc, personal deodorant, hair cream, after shave lotion, cologne,…
COUNTRY MORNING				KELLOGG SALADA CANADA I
0378000	TMA212650	1976-03-05	Exp45-3	30
Cereal and vegetable derived food products to be used as a breakfast...
MEYER’S COUNTRY SAUSAGE & DESIGN				RUDOLF MEYER AND SON LI
0608275	TMA359203	1989-08-04	Expunged	29
Salami, smoked pork sausage, Hungarian type pepperoni, tea sausage,...
3-ZONE COMFORT GRIP; MORE GRIP. MORE CONTROL. & Design				Irwin Industrial Tool C
1682957	TMA916219	2015-10-08	Registerd	08
Pliers and wrenches.
THE MORTGAGE CONTROLLER				FINANCIAL CONTROL ASSOC
0713741	TMA		Aband-36	16
Books, booklets, pamphlets, and written reports related to debt…
Firefighter Mortgage Canada				Johnathan McQuoid
1778284	TMA		Searched	36
mortgage banking; mortgage brokerage; mortgage refinancing; mortgage...
AIR CANADA AÉRONAUTES & Design				AIR CANADA
1727597	TMA		Allowed	39,41
Operation of an airline; air transportation services for persons and...
THE BEST OF CANADA AROUND THE WORLD				Air Canada
1752207	TMA		Allowed	39
Air transportation services for passengers, baggage and other cargo.
CALCUL CANADA & ARROW DESIGN				Compute Canada Calcul C
1758926	TMA		Searched	09,16,35,42
Printed and electronic publications on the… Operation of a...
CANADA’S ORGANIC FRESH FOOD LEADER				UNFI Canada, Inc.
1000039	TMA555691	2001-12-19	Registerd	16,31,35
Promotional materials, namely posters and… The sale and...

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à l’usage du présent rapport incombe entièrement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’Innovation, Sciences et Développement économique Canada

Kinder Morgan Canada GP Inc.
120183846	Distinctive/Distinctif: Kinder Morgan	Page 7 of/de 7	2017-03-22
Alternate spelling/Variante orthographique:

Data provider information / Information concernant les fournisseurs des données

Latest update
dates / Dernière
		Update intervals / Intervalle de	mise a tour
Data provider / Fournisseur des données	Data Available / Données disponibles	mise a jour	YYYY,MM,DD	Reference / Référence
Alberta / Alberta	Trade names/Noms commerciaux	Weekly/Hebdomadaire	2017-03-20	http://www.servicealberta.ca
Alberta / Alberta	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2017-03-20	http://www.servicealberta.ca
Federal / Fédéral	Corporate names/Dénominations de société	Weekly/Hebdomadaire	2017-03-15	http://www.corporationscanada.ic.gc.ca
Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières	Corporate names/Denominations de societe	Other/Autre	2016-05-24	http://www.osfi-bsif.gc.ca
Trademarks / Marques de commerce	All registrations and applications, seeds, sections 9s/ Tout les enregistrements et demandes, semences et section 9	Weekly/Hebdomadaire	2017-03-14	http://www.cipo.ic.gc.ca

Abbreviation terminology and description / Description et terminologie des abréviations

Abbreviation/Abréviation
Names / Dénominations	English Term	Terme français	Description
JUR.	Jurisdiction Code	Code d’autorité législative	Place where company or trade name is incorporated or registered / Lieu où I’entreprise ou la
dénomination commerciale est constitutée ou enregistrée
NO.	Company Number	Numéro de I’entreprise	I.D. number attributed by the authority / Numéro d’identification assigné par l’autorité
DATE	Creation Date	Date de création	Creation date of the company / Date de création de l’entreprise
CITY/VILLE	City	Ville	Place where registered office is situated / Lieu où le siège social est situé
EP	Extra-Provincial Code	Code extra-provincial	Place where the company originates from / Lieu d’origine de l’entreprise
TYPE	Company Type	Type d’entreprise	Business structure of the company / Structure de l’entreprise
STATUS/STATUT	Legal Status	Statut Légal	Current state of the company / État actuel de l’entreprise
STAT. DATE/DATE STAT.	Status Date	Date de statut	Date when status took effect / Date d’entrée en vigueur du statut
BUS./ACT.	Business activity	Secteur d’activité de I’entreprise	Business activity of the company / Secteur d’activité de l’entreprise
Trademark / Marque de commerce
AP.NO./NO.AP.	Application Number	Numéro d’application	I.D. number attributed by the authority / Numéro d’identification assigné par l’autorité
REG.NO./NO.ENR.	Registration Number	Numéro d’enregistrement	I.D. number attributed by the authority / Numéro d’identification assigné par l’autorité
STATUS/STATUT	Status	Statut	Current state of the trademark / État actuel de la marque de commerce
OWNER / PROPRIÉTAIRE	Owner name	Propriétaire	Name of trademark owner / Norn du propriétaire de la marque de commerce
GOODS/PRODUITS	Goods and Services	Produits et services	Goods and services associated with a trademark / Produits et services associés à une marque de
Commerce
CLASSES	Nice Class Codes	Codes des classes Nice	Classification codes / Codes de classification
REG.DATE/DATE.ENR	Registration Date	Date d’enregistrement	Date on which a trademark is registered / Date à laquelle la marque de commerce est enregistrée

Reference / Référence

Reference / Référence
Nuans home page / Page d’accueil de Nuans : http://www.nuans.com	Nuans report codes / codes des rapports Nuans :
https://www.ic.gc.ca/eic/site/075.nsf/eng/00015.html
NAICS codes / codes SCIAN : http://www.naics.com/search/ (in English only/en anglais seulement)	Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financiѐres : http://www.osfi-bsif.gc.ca
Nice class codes / codes classification Nice :	Registraire des entreprises du Québec:
English: http://www.wipo.int/classifications/nice/en/index.html	English: http://www.registreentreprises.gouv.qc.ca/en
French: http://www.wipo.int/classifications/nice/fr/index.html	French: http://www.registreentreprises.gouv.qc.ca/

The use of this report is the sole responsiblity of the applicant. / La responsabilité quant à l’usage du présent rapport incombe entièrement au demandeur. Valid until / Valide jusqu’au: 2017-06-20

NUANS® is a product of Innovation, Science and Economic Development Canada

NUANSMD est un produit d’lnnovation, Sciences et Développement économique Canada

ARTICLES OF AMENDMENT

Business Corporations Act

Section 29 or 177

1.	NAME OF CORPORATION:	2.	CORPORATE ACCESS NO.

	KINDER MORGAN CANADA GP ULC		2020465411

3.                                      THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

A.                                    Pursuant to Section 173(1)(a) of the Business Corporations Act (Alberta) the Articles be amended by changing the name of the Corporation from “KINDER MORGAN CANADA GP ULC” to “KINDER MORGAN CANADA GP INC.”;

B.                                    By deleting and adding Other Rules or Provisions as follows:

i)                                         pursuant to Section 173(1)(m.1) of the Business Corporations Act (Alberta) the Articles be amended by deleting paragraph 4 of the current other rules and provisions, which states:

“4.                                The liability of each of the shareholders of the unlimited liability Corporation for any liability, act or default of the unlimited liability Corporation is unlimited in extent and joint and several in nature.”; and

ii)                                      pursuant to Section 173(1)(n) of the Business Corporations Act (Alberta) the Articles be amended by adding the following paragraph to the current other rules and provisions, which states:

“4.                                The Corporation has a lien on the shares of a shareholder or his legal representative for a debt of that shareholder to the Corporation, provided that such lien shall be released in respect of shares transferred by such shareholder (or his legal representative) as permitted pursuant to the terms of these Articles or any unanimous shareholders agreement in respect of the Corporation.”;

so that the current Schedule “C” is hereby replaced with the Schedule “C” attached to these Articles of Amendment.

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

MAY 29 2017

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

DATE	SIGNATURE	NAME AND TITLE

MAY 29, 2017		Print Name: Scott Stoness
	/s/ Scott Stoness	Print Title: Vice President,
Finance and Corporate Secretary

This information is being collected for the purposes of Alberta Registries records in accordance with the Business Corporations Act.

SCHEDULE “C”

(other rules or provisions)

1.                                      The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.                                      Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.                                      The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.                                      The Corporation has a lien on the shares of a shareholder or his legal representative for a debt of that shareholder to the Corporation, provided that such lien shall be released in respect of shares transferred by such shareholder (or his legal representative) as permitted pursuant to the terms of these Articles or any unanimous shareholders agreement in respect of the Corporation.

CORPORATE ACCESS NUMBER: 2020465411

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT AND REGISTRATION

OF RESTATED ARTICLES

KINDER MORGAN CANADA GP INC.

AMENDED ITS ARTICLES ON 2017/08/14.

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2017/08/14

Service Request Number:	27503206
Corporate Access Number:	2020465411
Legal Entity Name:	KINDER MORGAN CANADA GP INC.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	KINDER MORGAN CANADA GP INC.
New French Equivalent
Name:
Nuans Number:	120183846
Nuans Date:	2017/03/22
French Nuans Number:
French Nuans Date:

Share Structure:	THE ANNEXED SCHEDULE “A” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Share Transfers Restrictions:	THE ANNEXED SCHEDULE “B” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	15
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ANNEXED SCHEDULE “C” IS INCORPORATED
INTO AND FORMS PART OF THIS FORM.
BCA Section/Subsection:	S. 173(1)(D) & S. 29

Professional Endorsement
Provided:
Future Dating Required:

1

Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	2017/05/29
Share Structure	ELECTRONIC	2017/05/29
Statutory Declaration	10000907103489903	2017/05/29
Restrictions on Share Transfers	ELECTRONIC	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29
Shares in Series	ELECTRONIC	2017/08/14
Share Structure	ELECTRONIC	2017/08/14

Registration Authorized By:	MELANIE BLAIR OFFICER

2

SCHEDULE “A”

(share structure)

1.                                     Common Shares

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)                                 The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)                                 The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)                                  The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

2.                                     Preferred Shares

The Corporation is authorized to issue an unlimited number of Preferred Shares. The rights, privileges, restrictions and conditions attached to the Preferred Shares are set forth below.

(a)                                 One or More Series

Preferred Shares may at any time and from time to time be issued in one or more series.

(b)                                 Terms of Each Series

Subject to the Business Corporations Act (Alberta), the Corporation’s board of directors may fix, before the issue thereof, the number of Preferred Shares of each series and designate the rights, privileges, restrictions and conditions attaching to the Preferred Shares of each series.

(c)                                  Ranking of Preferred Shares

The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation,

1

dissolution or winding up of the Corporation, whether voluntary or involuntary, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the common shares of the Corporation and any other shares ranking junior to the Preferred Shares with respect to priority in payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation. If any amount of cumulative dividends (whether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the Preferred Shares of any series are not paid in full, the Preferred Shares of such series shall participate rateably with the Preferred Shares of every other series in respect of all such dividends and amounts in accordance with the amounts that would be payable with respect to such Preferred Shares if all such dividends were declared and paid in full and all amounts payable on such a return of capital were paid in full.

2

SHARES IN SERIES SCHEDULE

The first series of Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Preferred Shares, Series 1 (the “Series 1 Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 1 Shares shall be as follows:

1.                                      Interpretation

In these Series 1 Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series 1 Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series 1 Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 1 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset Preferred Shares, Series I; and

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(h)           “Series 2 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 2.

2.             Dividends

(a)           The holders of the Series 1 Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)           If the dividends payable pursuant to paragraph (2)(a) are not paid in full on all of the Series 1 Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)           The holders of the Series 1 Shares shall not be entitled to any dividends other than as specified in this paragraph (2).

3.             Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series 1 Shares equal to the number of Series 1 KML Preferred Shares or Series 2 KML Preferred Shares purchased for cancellation by KML in accordance with the terms thereof and at the same purchase price.

4.             Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 1 Shares shall be entitled to receive $25.00 per Series 1 Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 1 Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series 1 Shares in any respect. After payment to the holders of the Series 1 Shares of the amount so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.             Voting Rights

The holders of Series 1 Shares shall not be entitled, except as

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otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.             Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 1 Shares are outstanding, the Corporation shall not:

(a)           call for redemption, purchase, reduce or otherwise pay off less than all the Series 1 Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series 1 Shares with respect to payment of dividends;

(b)           declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 1 Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series 1 Shares with respect to payment of dividends; or

(c)           call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series 1 Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series 1 Shares and on all other Preferred Shares ranking prior to or on a parity with the Series 1 Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 6 (a), (b) and (c).

7.             Withholding Tax

Notwithstanding any other provision contained in this Exhibit “1”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to

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a holder of Series 1 Shares pursuant to provisions of this Exhibit “1” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series 1 Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “1” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.             Amendments

The provisions attaching to the Series 1 Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).

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SCHEDULE “B”

(restrictions on share transfers)

No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of a majority of the outstanding shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

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SCHEDULE “C”

(other rules or provisions)

1.             The number of shareholders of the Corporation, exclusive of persons who are in its employment and are shareholders of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, shareholders of the Corporation, and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2.             Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3.             The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.             The Corporation has a lien on the shares of a shareholder or his legal representative for a debt of that shareholder to the Corporation, provided that such lien shall be released in respect of shares transferred by such shareholder (or his legal representative) as permitted pursuant to the terms of these Articles or any unanimous shareholders agreement in respect of the Corporation.

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Articles of Amendment

Business Corporations Act

Section 6

This information is collected in accordance with the Business Corporations Act. It is required to update an Alberta corporation’s articles for the purpose of issuing a certificate of amendment. Collection is authorized under s. 33(a) of the Freedom of Information and Protection of Privacy Act. Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or (780) 427-7013 (toll-free 310-0000) within Alberta.

1.	Name of Corporation	2.	Corporate Access Number

	KINDER MORGAN CANADA GP INC.		2020465411

3.              Item see below of the Articles of the above named corporation are amended in accordance with Section see below of the Business Corporations Act as follows:

(a)         Pursuant to Section 173(1)(d) of the Business Corporations Act (Alberta), by creating a class of shares designated as the “Preferred Shares”, unlimited in number and having attached thereto the rights, privileges, restrictions and conditions as set forth in Schedule “A” attached to the Articles of Amendment.

(b)         Pursuant to Section 29 of the Business Corporations Act (Alberta), the Articles of the Corporation be amended to issue the first series of Preferred Shares in the capital of the Corporation, which shall consist of 12,000,000 shares and shall be designated as “Preferred Shares, Series 1” as set out in the attached Shares in Series Schedule. The rights, restrictions, privileges and conditions attached to the Series 1 Preferred Shares are set out in the attached Shares in Series Schedule.

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

AUG 14 2017

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

4.                                      Authorized Representative/Authorized Signing Authority for the corporation:

Blair, Melanie	Assistant Secretary
Last Name, First Name, Middle Name	Relationship to Corporation

(403)514-6780	Not Applicable.
Telephone Number	E-mail (optional)

August 14, 2017	/s/ Blair, Melanie
Date	Signature

SCHEDULE “A”

(share structure)

1.                                      Common Shares

The Corporation is authorized to issue an unlimited number of Common Shares. The rights, privileges, restrictions and conditions attached to the Common Shares are as follows:

(a)                                 The holders of the Common Shares shall be entitled to receive notice of, attend at and vote at any meeting of the shareholders of the Corporation on the basis of one vote for each Common Share held at the time of any such meeting;

(b)                                 The holders of the Common Shares shall be entitled to receive dividends declared as and if declared by the Board of Directors; and

(c)                                  The holders of the Common Shares shall be entitled to share in the remaining property of the Corporation upon liquidation, dissolution, bankruptcy, winding-up or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

2.                                      Preferred Shares

The Corporation is authorized to issue an unlimited number of Preferred Shares. The rights, privileges, restrictions and conditions attached to the Preferred Shares are set forth below.

(a)                                 One or More Series

Preferred Shares may at any time and from time to time be issued in one or more series.

(b)                                 Terms of Each Series

Subject to the Business Corporations Act (Alberta), the Corporation’s board of directors may fix, before the issue thereof, the number of Preferred Shares of each series and designate the rights, privileges, restrictions and conditions attaching to the Preferred Shares of each series.

(c)                                  Ranking of Preferred Shares

The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the common shares of the Corporation and any other shares ranking junior to the Preferred Shares with respect to priority in payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation. If any amount of cumulative dividends

(whether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the Preferred Shares of any series are not paid in full, the Preferred Shares of such series shall participate rateably with the Preferred Shares of every other series in respect of all such dividends and amounts in accordance with the amounts that would be payable with respect to such Preferred Shares if all such dividends were declared and paid in full and all amounts payable on such a return of capital were paid in full.

SHARES IN SERIES SCHEDULE

The first series of Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Preferred Shares, Series 1 (the “Series 1 Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series 1 Shares shall be as follows:

1.                                      Interpretation

In these Series 1 Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series 1 Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series 1 Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 1 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset Preferred Shares, Series 1; and

(h)                                 “Series 2 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 2.

2.                                      Dividends

(a)                                 The holders of the Series 1 Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)                                 If the dividends payable pursuant to paragraph (2)(a) are not paid in full on all of the Series 1 Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)                                  The holders of the Series 1 Shares shall not be entitled to any dividends other than as specified in this paragraph (Error! Reference source not found.).

3.                                      Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series 1 Shares equal to the number of Series 1 KML Preferred Shares or Series 2 KML Preferred Shares purchased for cancellation by KML in accordance with the terms thereof and at the same purchase price.

4.                                      Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series 1 Shares shall be entitled to receive $25.00 per Series 1 Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series 1 Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series 1 Shares in any respect. After payment to the holders of the Series 1 Shares of the amount so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.                                      Voting Rights

The holders of Series 1 Shares shall not be entitled, except as otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.                                      Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series 1 Shares are outstanding, the Corporation shall not:

(a)                                 call for redemption, purchase, reduce or otherwise pay off less than all the Series 1 Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series 1 Shares with respect to payment of dividends;

(b)                                 declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series 1 Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series 1 Shares with respect to payment of dividends; or

(c)                                  call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series 1 Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series 1 Shares and on all other Preferred Shares ranking prior to or on a parity with the Series 1 Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 6 0, 0 and 0.

7.                                      Withholding Tax

Notwithstanding any other provision contained in this Exhibit “1”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series 1 Shares pursuant to provisions of this Exhibit “1” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series 1 Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “1” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.                                      Amendments

The provisions attaching to the Series 1 Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).